[logo - American Funds(sm)]

The right choice for the long term(sm)

CAPITAL INCOME BUILDER

ON THE DIVIDEND TRAIL

Annual report for the year
ended October 31, 2001


[cover photograph: evergreen forest]


CAPITAL INCOME BUILDER(R)

CAPITAL INCOME BUILDER IS ONE OF THE 29 AMERICAN FUNDS,(SM) THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR SEVEN DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY,(SM) THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

CAPITAL INCOME BUILDER SEEKS TO PROVIDE A GROWING DIVIDEND TOGETHER WITH A CURRENT YIELD EXCEEDING THAT OF U.S. STOCKS GENERALLY.

There are several ways to invest in Capital Income Builder. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.85% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.14% a year) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001 (the most recent calendar quarter):

                                        1 year   5 years    10 years

Class A shares
reflecting 5.75% maximum sales charge   +0.54%   +9.45%     +10.80%

Results for other share classes can be found on page 24.

Please refer to americanfunds.com for the most current investment results.


The fund's 30-day yield for Class A shares as of November 30, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 3.43%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

A COMMON LINK: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.



FELLOW SHAREHOLDERS:

In an investment climate buffeted by stock market gloom and economic malaise, Capital Income Builder's dividend emphasis provided shareholders with a harbor of calm.

The fund weathered the storm capably, delivering not only above-average income, but a modest increase in share value as well. For the year ended October 31 the fund had a total return of 7.4%, a gain that stood in sharp contrast to the 24.9% decline in Standard & Poor's 500 Composite Index and the 1.4% average decline of the 87 income funds tracked by Lipper Inc.

The stark difference in returns between the fund and the broader market - a spread of more than 32 percentage points - highlights a primary benefit of our income-focused investment strategy. The fund seeks companies with strong dividend histories, many of which resisted the slide that battered technology-related stocks for the past 18 months. Indeed, by withstanding the broader decline, Capital Income Builder's annualized total return of 11.5% over its 14-year lifetime roughly matched the return of the S&P 500 over the same time frame - and was achieved with far less volatility.

Capital Income Builder's strong showing places it firmly at the forefront of its peers over longer periods, according to Lipper. As of October 31, the fund ranked first, based on total return, among the nine income funds in existence over its lifetime. It also ranked first among 12 funds over 10 years, third among 45 funds over five years and seventh among 87 funds over the past 12 months.

[Begin Sidebar]
RESILIENCE DURING DIFFICULT TIMES
(total returns for 3/24/2000-9/21/2001)

CIB     +9.8%
S&P 500 -35.6%

The period shown reflects the S&P 500's latest high-to-low as of 10/31. Of course, there have been times when the index, which is unmanaged, has done better.
[End Sidebar]


DIVIDENDS BOLSTER RETURNS

In keeping with its central objective, Capital Income Builder continued to provide shareholders with an above-average and rising income stream. During the year, quarterly dividends were stepped up from 51 cents a share in December 2000 to 52.5 cents a share in September 2001. The December 2001 dividend remained at 52.5 cents, a decision we explain in the box on page 2.

Reflecting the profitable sale of a number of securities during the reporting period, the fund also paid a capital gain of 94 cents a share in December 2000. Those who reinvested that distribution saw their income increase 5.2% for the year; since its first full-quarter payment in December 1987, the fund's dividend income has grown 129.3% - an annualized rate of 6.1%.

This accomplishment is particularly gratifying given the generally low yields of stocks. Capital Income Builder's annual dividend rate as of October 31 was 4.7% of net asset value, more than three times the 1.5% rate of the S&P 500. It also surpassed the 4.2% average dividend rate of Lipper income funds.


RESILIENCE IN GLOOMY TIMES

Global stock markets retreated sharply during the year, plagued by weakness in the U.S. economy that quickly reverberated throughout the world. As businesses reined in capital spending, investors abandoned technology-related stocks, briefly turning their attention to more defensive sectors. By spring, bad news had weighed down broader markets as well. The tragic terrorist attacks on September 11 initiated a sell-off that sent stock prices across the board tumbling lower still.

As it has in every major stock downturn over its lifetime, Capital Income Builder proved remarkably resilient during these difficult conditions. The fund was well-positioned to benefit from the rally early in the year that buoyed more stable dividend-focused sectors, such as banks, electric utilities, energy and real estate. Its small exposure to technology-related stocks, which had hampered fund returns for several years, proved to be an advantage as well.


PRICE GAINS AND AN INCOME CUSHION

Good individual stock selection also contributed to the fund's superior results: Of more than 100 companies held throughout the year, close to two-thirds increased in price. These included a number of larger portfolio holdings that provided attractive yields in addition to posting solid gains.

Real estate investment trusts (REITs), which represent 6.6% of net assets, continued to do well, generally appreciating in price while delivering current yields in the range of 5% to 7%. Health Care Property Investors, which invests in medical facilities across the U.S., rose 26.7% in price while providing an 8.5% yield. Archstone-Smith Trust, the fund's largest REIT, gained a more modest 2.7% and yielded 6.8% at year-end.

Also among the standouts was PowerGen, which combined a 40.3% rise in share price with a 2.5% yield; the utility also increased its dividend more than 25% during the year. Bank of America, one of many bank holdings in the portfolio, rose 22.7% and provided a yield of 4.1%. Other noteworthy gainers for the year included Philip Morris, Consolidated Edison and the insurer XL Capital.

Not every holding was immune to the decline, but in many cases dividends helped offset losses in share prices. The fund's fixed-income investments - representing a combination of corporate issues, asset-backed securities and U.S. Treasuries - also buoyed returns. Bonds generally appreciated as the Federal Reserve Board notched down interest rates and as investors looked for shelter from falling stocks. About 19% of net assets were invested in bonds, with 11% held in cash and equivalents.

[Begin Sidebar]
[bar chart]
A SMOOTHER RIDE (TOTAL RETURNS FOR YEARS ENDED 10/31)
                        CIB        S&P500
1997                    +23.2%     +32.11%
1998                    +13.3      +22.0
1999                    +2.5       +25.7
2000                    +5.5       +6.1
2001                    +7.4       -24.9

5-year annualized       +10.2      +10.0
[end chart]
[End Sidebar]


INVESTING SELECTIVELY

The market turbulence has created compelling opportunities among a range of sectors, but we are investing selectively in this environment. With the rebound in defensive stocks, we sold into strength, lightening a number of our positions in real estate, metals and other industries that had done well during the year. We deployed those earnings, as well as a portion of cash reserves, to add securities whose prices had fallen within attractive ranges. In addition to providing relatively high current yields, many offer profiles suitable for strong dividend growth.

[Begin Sidebar]
RESPONDING TO A DECLINING INTEREST RATE ENVIRONMENT

Capital Income Builder has produced a strong record of income growth over its lifetime; dividends have increased in 55 of 56 quarters for shareholders who reinvested capital gains and in 51 of 56 quarters for those who took them in cash. It is an accomplishment of which we are proud, but one that has been increasingly difficult to achieve in an investment environment that has changed dramatically in recent years. Fewer companies are paying dividends and, for those that do, stock yields continue to be unusually low, despite the price declines of the past year. Yields on fixed-income instruments have likewise trended lower, as interest rates have dropped to levels not seen since the early 1960s.

In managing Capital Income Builder, we strive for high current income, growth of income and capital appreciation. These objectives frequently compete - for example, higher yielding stocks typically have a lower capacity for dividend growth, and debt instruments pay higher current income but lack the capital appreciation potential of stocks. We must balance these objectives, while paying close attention to risk. We have responded to this environment by keeping the December dividend level with September's, and it is likely that income growth will be further restrained in coming quarters. You may even see a reduction in the fund's dividend in the near future. While this may be disappointing in the short term, we believe these steps will better enable us to achieve the fund's goals over the long term.
[End Sidebar]


A SEAWALL AGAINST UNCERTAINTY

Although stock prices have stabilized in recent weeks, the current volatility is likely to continue for some time. Economic growth remains firmly in the doldrums both here and abroad; industrial production continues to fall, unemployment has crept up and consumer spending has softened. Global businesses must now also confront a geopolitical landscape that has been altered by the events of September 11.

Adjustment periods can be painful and uncomfortably long, but they are also good reminders of the stabilizing role that growing income can play in a long-term financial plan. Capital Income Builder focuses on solid companies that are likely to reward shareholders with the tangible fruits of their labors: dividends. Longer term, that emphasis has allowed shareholders to participate judiciously in market upswings and avoid the worst of declines - or even rise through them, as happened most recently this past year. In these challenging times, we believe our approach should continue to serve shareholders well.

We look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ James B. Lovelace
James B. Lovelace
President

December 10, 2001


THE VALUE OF A LONG-TERM PERSPECTIVE
(with all dividends and distributions reinvested)

Average annual compound returns
(for periods ended October 31, 2001)
Class A shares
reflecting 5.75% maximum sales charge

One year      +1.20%
Five years    +8.86%
Ten years     +10.83%

[mountain chart]

FY End                                                                         Original
(Oct 31)     S&P 500         CIB             Lipper Income Funds Average       Investment
Initial      $10,000         $9,425          $10,000                           $10,000
1987 /#/     $7,972          $8,929          $9,038                            $10,000
1988         $9,152          $10,029         $10,339                           $10,000
1989         $11,559         $11,689         $11,951                           $10,000
1990         $10,690         $11,502         $11,189                           $10,000
1991         $14,272         $14,858         $14,440                           $10,000
1992         $15,689         $16,893         $16,052                           $10,000
1993         $18,025         $19,897         $19,003                           $10,000
1994         $18,722         $19,936         $18,525                           $10,000
1995         $23,656         $23,367         $21,589                           $10,000
1996         $29,339         $27,200         $24,753                           $10,000
1997         $38,758         $33,605         $29.624                           $10,000
1998         $47,275         $37,960         $31,980                           $10,000
1999         $59,406         $38,918         $34,618                           $10,000
2000         $63,001         $41,153         $37,483                           $10,000
2001         $47,338/1/      $44,438/2/      $36,599/3/                        $10,000


Jul. 30       Oct. 31 /#/      Oct. 31       Oct. 31        Oct. 31      Oct. 31       Oct. 31
1987          1987             1988          1989           1990         1991          1992
CIB Total     (10.1)%          12.3          16.7           (1.6)        29.3          13.5
Return


              Oct. 31          Oct. 31       Oct. 31        Oct. 31      Oct. 31       Oct. 31
              1993             1994          1995           1996         1997          1998
CIB Total     17.6             0.5           17.0           16.8         23.2          13.3
Return


                                             Average Annual
              Oct. 31          Oct. 31       Compound Return
              1999             2000          For 13-1/4 years
CIB Total     2.5              5.5           10.8% /2/
Return

[end mountain chart]


AVERAGE COMPOUND RETURN FOR 14-1/4 YEARS 11.0% /2/

/#/ For the period July 30 through October 31, 1987.

/1/ Standard & Poor's 500 Stock Composite Index is unmanaged and does not reflect sales charges, commissions or expenses.

/2/ Reflects payment of maximum sales charge of 5.75%. Thus, the net amount invested was $9,425. Sales charges are lower for accounts of $25,000 or more.

/3/ With dividends reinvested. The Lipper average does not reflect sales charges.

Past results are not predictive of future results.


[photograph: path between forest of redwood trees]

ON THE DIVIDEND TRAIL

AS STOCK PRICES SURGED THROUGH THE LATE 1990S, PUNDITS BEGAN SOUNDING THE DEATH KNELL FOR DIVIDENDS. THE RECENT MARKET DECLINE HAS PROVED THOSE PREDICTIONS SHORT-SIGHTED. TODAY, MANY INVESTORS ARE REDISCOVERING THE VALUE OF DIVIDENDS, BUT THEY ARE DOING SO AT A TIME WHEN THE NUMBER OF COMPANIES PAYING THEM HAS DROPPED DRAMATICALLY. IN THE FACE OF THIS INCREASINGLY SPARSE LANDSCAPE, CAPITAL INCOME BUILDER'S INVESTMENT PROFESSIONALS RELY ON EXPERIENCE AND GLOBAL RESEARCH TO FIND HOLDINGS FOR THE PORTFOLIO.

John D. Rockefeller once quipped that the only thing that gave him pleasure was seeing his dividends come in. One hopes the founder of Standard Oil was exaggerating, but the sentiment underlying his remark - that dividends matter - would have been shared by most of his contemporaries.

Indeed, for most of the past century, Rockefeller's belief in the importance of dividends has been a market verity. "The traditional model for publicly traded companies has been that a generous portion of earnings would be paid out to shareholders as dividends," explains Jim Lovelace, Capital Income Builder's president and a portfolio counselor. "Investors expected to be compensated for some of the risks of stocks, and they also expected their dividends to grow as profits increased."

That model has generally held true. Until fairly recently, dividends have tended to keep pace with earnings, growing steadily during good times and bad and helping to offset losses in share prices during rocky periods. Since 1960, dividend yields on stocks have averaged 3.4%.

Investor focus began shifting away from dividends to share price in the mid-1980s, with the leveraged buyout craze and the growing number of corporate mergers. This trend gained momentum in the 1990s, as employee stock options became increasingly popular. Instead of passing profits along to shareholders, companies were encouraged to use their cash to reduce the number of shares in the marketplace by buying back stock- thus keeping share prices high -or to invest in the business to spur further growth.

[Begin Sidebar]
CIB'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION
Dividends as declared and as adjusted for reinvested capital gains(cents per share) (index: December 1987=100)


                                          Additional income earned          Inflation=
                                          on initial shares if the          Consumer Price
                                          capital gain distributions        Index (through
Fiscal Quarters          Dividend         were reinvested                   September 1999)

4 Aug-Oct 1987           22*              -                                 -
1 Nov-Jan 1988           28               -                                 100
2 Feb-Apr 1988           28.5             -                                 101
3 May-Jul 1988           29               -                                 102.3
4 Aug-Oct 1988           29.5             -                                 103.8
1 Nov-Jan 1989           30               -                                 104.4
2 Feb-Apr 1989           30.5             -                                 106
3 May-Jul 1989           31               -                                 107.5
4 Aug-Oct 1989           31.5             -                                 108.3
1 Nov-Jan 1990           32.5             -                                 109.3
2 Feb-Apr 1990           33               -                                 111.5
3 May-Jul 1990           33.5             -                                 112.6
4 Aug-Oct 1990           34               -                                 115
1 Nov-Jan 1991           34.5             -                                 115.9
2 Feb-Apr 1991           35               -                                 117
3 May-Jul 1991           35.5             -                                 117.9
4 Aug-Oct 1991           36               -                                 118.9
1 Nov-Jan 1992           36.5             -                                 119.5
2 Feb-Apr 1992           37               .3                                120.7
3 May-Jul 1992           37.5             .3                                121.5
4 Aug-Oct 1992           38               .3                                122.4
1 Nov-Jan 1993           38.5             .3                                123
2 Feb-Apr 1993           39               .5                                124.4
3 May-Jul 1993           39.5             .5                                125.1
4 Aug-Oct 1993           40               .5                                125.7
1 Nov-Jan 1994           40.5             .5                                126.3
2 Feb-Apr 1994           41               .6                                127.6
3 May-Jul 1994           41.5             .6                                128.2
4 Aug-Oct 1994           42               .6                                129.5
1 Nov-Jan 1995           42.5             .6                                129.7
2 Feb-Apr 1995           43               .8                                131.2
3 May-Jul 1995           43.5             .8                                132.1
4 Aug-Oct 1995           44               .8                                132.8
1 Nov-Jan 1996           44.5             .8                                133
2 Feb-Apr 1996           45               1.4                               134.9
3 May-Jul 1996           45.5             1.5                               135.8
4 Aug-Oct 1996           46               1.5                               136.7
1 Nov-Jan 1997           46.5             1.5                               137.4
2 Feb-Apr 1997           46.5             1.6                               137.4
3 May-Jul 1997           47.0             2.4                               138.9
4 Aug-Oct 1997           47.5             2.4                               139.7
1 Nov-Jan 1998           48.0             1.6                               139.8
2 Feb-Apr 1998           48.0             4.2                               140.6
3 May-Jul 1998           48.5             4.2                               141.2
4 Aug-Oct 1998           49.0             4.3                               141.8
1 Nov-Jan 1999           49.5             4.3                               142.0
2 Feb-Apr 1999           48.0             7.3                               143.0
3 May-Jul 1999           48.5             7.4                               144.0
4 Aug-Oct 1999           49.0             7.5                               145.5
1 Nov-Jan 2000           49.5             7.6                               145.8
2 Feb-Apr 2000           49.5             9.7                               148.4
3 May-Jul 2000           50.0             9.8                               149.4
4 Aug-Oct 2000           50.5             9.9                               150.5
1 Nov-Jan 2001           51.0            10.0                               150.8
2 Feb-Apr 2001           51.5            11.4                               152.7
3 May-Jul 2001           52.0            11.5                               154.2
4 Aug-Oct 2001           52.5            11.7                               154.5
1 Nov-Jan 2002           52.5            11.7

[End Bar Chart]

Fiscal Quarters:
1 November-January
2 February-April
3 May<UNDEF>July
4 August<UNDEF>October

*Not a full quarter
[End Sidebar]

This turnaround in market sentiment was dramatic. Thousands of companies bought back their shares. As stock prices surged in the past decade - particularly among technology and other growth sectors - the value of those repurchases soared as well. Meanwhile, dividends were dismissed as old-fashioned by a growing number of investors, leading many companies to cut their dividends or not offer them at all.

That downward trend for dividends has continued even as stock prices have plummeted: Last year, dividends declined at a rate not seen since World War II. As a result, stock yields have remained at a stubbornly low 1.5%.

Given its dividend objective, Capital Income Builder generally avoided companies that bought back shares. While this meant that the fund missed out on some of the stratospheric returns of the late 1990s, it proved to be the right decision for the longer term. "Aside from the fact that many of these companies simply didn't meet our income criteria, we had concerns about the consequences of buy-backs on business fundamentals," says Jim. "Managements often repurchased stock regardless of valuations, and in the process weakened their operating structures and balance sheets. Today, many of these businesses have realized that they've wasted their money. More critically, they may find themselves struggling to protect their share price through dividends if markets are flat for the next few years."


THE BUILDING BLOCKS OF WEALTH

Not surprisingly, the recent market decline has heightened investors' recognition of the value of dividends. While capital appreciation is determined by market opinion and is highly volatile, dividends are a palpable source of liquidity provided by companies to shareholders. Many companies continue to pay dividends even when share prices are retreating.

As a result, dividends have historically been the building blocks of wealth, and when reinvested, a significant contributor to total return. Thus, one share of the S&P 500 in 1945 (an investment of $16.65) would, by this year, have provided $329 in dividends and a capital gain of $1,043 - a total return of 6,265%. When dividends were reinvested, however, that investment swelled to $9,093, a cumulative total return of 54,614%. Relying on capital appreciation to provide a return of that magnitude would have been a much riskier proposition.


RESEARCH YIELDS OPPORTUNITIES

Without a doubt, fishing in a diminishing pool of dividends has intensified the challenges of finding securities that are appropriate for the portfolio. Fortunately, Capital Income Builder is well-served by the broad reach of its investment universe and the depth of research supporting every investment decision we make on your behalf.

On the next few pages we highlight a few areas <UNDEF> a country, a sector and an individual company <UNDEF> that have been fertile ground for Capital Income Builder. The United Kingdom, real estate investment trusts and the Bank of Nova Scotia are all examples of how global research and a long-term view help us find the best income opportunities that markets have to offer.

[Begin Sidebar]
A SHRINKING POOL

            STOCK        DIVIDEND
            REPURCHASES  CHANGE

1991        $18,015      0.83%
1992         13,609      1.48
1993         13,844      1.62
1994         11,712      4.77
1995         32,067      4.63
1996         39,166      8.05
1997         39,976      3.96
1998         27,182      4.58
1999         17,181      3.03
2000         27,698     -2.52
2001         15,133     -7.07

Source: Standard and Poor's. Chart shows annual value of stock repurchases and rates of dividend changes in the S&P 500 Composite Index as of 12/31 of each year. For 2001, repurchases are as of 10/31; dividend change is estimated. [End Sidebar]


A STRONG DIVIDEND TRADITION FOCUS ON THE UNITED KINGDOM

[photograph: close-up of traditional U.K. telephone booth with reflection of Big Ben in window]

Over the years, U.K.-based companies have been strong contributors to Capital Income Builder's dividend growth. There's a good reason for that, says portfolio counselor Steve Watson. "Traditionally, U.K. shareholders have been far more interested in being regularly compensated for their stock investments than in the rise and fall in the fortunes of the companies behind them," he explains. "Conceptually, the U.K. is probably the most dividend-focused major market in the world."

This ironclad view of dividends - which Steve jokingly describes as "rent-on-equity" - has created a management culture in which companies will generally pay out a relatively hefty portion of earnings to attract and retain shareholders. Most maintain their dividends during hard times and raise them as earnings grow. Dividend growth has expanded at a rapid clip - about 7% a year - over the past decade, although that rate has slowed somewhat in recent months.

Stocks in the U.K. currently yield an average of 2.6%, versus the 1.5% yield of their U.S. counterparts. Most of Capital Income Builder's U.K. holdings - more than 20 companies - yield considerably more. They include utilities such as National Grid and Scottish Power; Lloyds and Barclays banks; and Six Continents, a global hotelier and hospitality group that counts the Bass pub chain among its properties.

Interestingly, Britain's dividend culture has traveled to countries that were once part of its empire: Average stock yields in Hong Kong, Australia and New Zealand are well above 3%. These countries are also important contributors to the fund's portfolio from time to time.


STEADY INCOME FLOW FOCUS ON REAL ESTATE INVESTMENT TRUSTS

[photograph: exterior shot of completely lit building at night]
Real estate investment trusts, or REITs, invest in a diverse array of properties such as shopping centers, medical facilities, office buildings, apartment complexes and hotels. In order to protect their tax status, these companies are required to distribute 90% of their earnings to investors. The steady cash flow from REITs and their above-average yields - roughly 5% to 7% - make them an ideal sector for Capital Income Builder; the fund holds more than a dozen REITs, which represent nearly 7% of net assets.

Not all property is equal, of course. Careful research helps the fund's investment professionals determine the relative health of the real estate industry and the ability of individual REITs to maintain their cash flow. Andrew Suzman, a REIT analyst for the fund, closely examines the type of assets held by individual trusts, as well as the real estate conditions in the markets in which their properties are located. "Apartments and offices, for example, will each exhibit distinct cash flows, which will in turn vary by market," he notes. "A good candidate for the fund will be able to grow its income faster than the rate of inflation and sustain its dividends even in difficult environments. Conversely, a company that has assumed a lot of debt or owns real estate in an area that appears to be overbuilt would be much less attractive as a long-term holding."

An example of a company that has fit the bill for many years is Archstone-Smith Trust, the fund's largest REIT. Archstone owns nearly 90,000 apartments in major cities across the U.S. The company has raised its dividends every year over the past decade, during which time its share price increased fivefold. It had a 6.8% yield at the fund's fiscal close, and despite some pressures from rising unemployment in the Northeast, we believe the income from its properties should continue to hold steady even if economic conditions deteriorate.

The high dividends of REITs have made them particularly attractive as broader markets have slumped. REIT stocks, as a group, have gained 13.3% in the past year, bolstering returns for the fund.


DECADES OF GROWING DIVIDENDS
FOCUS ON BANK OF NOVA SCOTIA

[photograph: close-up of maple leaf]
Canada may evoke images of snowy mountains and frigid winters, but the Bank of Nova Scotia has had major success in more tropical climates as well. Easily Canada's most international financial institution, the Bank of Nova Scotia has a strong foothold in the Caribbean and branches in 50 countries. It is also a longtime holding in Capital Income Builder, having first joined the portfolio in 1996.

Banks have generally been well-represented in the fund. Most have a strong tradition of paying dividends and the wherewithal to pass earnings on to shareholders. Banks outside the U.S. have the added appeal of being less restricted in term of the products and services they may offer their customers. The ability to sell mutual funds and insurance, as well as transact securities trades, allows non-U.S. banking institutions to grow their profits from a broader base. This has not only helped stabilize earnings, but promoted strong dividend growth as well.

"Canadian banks have been consistently profitable investments for the fund," says Joyce Gordon, a portfolio counselor who also follows banks as an American Funds analyst. "The Bank of Nova Scotia has been particularly rewarding. Earnings have grown about 10% a year, and the company has raised the dividend at about that rate. The stock has also risen appreciably as business has expanded."

The Bank of Nova Scotia has paid dividends every year since it was founded in 1832, and dividend growth has been right in line with the fund's income goal: increases in 26 of the past 28 years.

Capital Income Builder, Inc.
Investment Portfolio, October 31, 2001


[pie chart]
                                                     Percent
                                                      of Net
Largest Industry Holdings                             Assets

Banks                                                   14.34
Electric Utilities                                      10.09
Real Estate                                              6.60
Tobacco                                                  5.32
Insurance                                                3.48


Other Industries                                       29.87%
Bonds & Notes                                          19.17%
Cash & Equivalents                                     11.13%

[end pie chart]

Capital Income Builder, Inc.
Investment Portfolio, October 31, 2001



                                                                                 Percent
                                                                                  of Net
Ten Largest Equity Holdings                                                       Assets

Philip Morris                                                                         2.1
NiSource                                                                              1.7
XL Capital                                                                            1.6
Pinnacle West Capital                                                                 1.5
PowerGen                                                                              1.4
Bank of Nova Scotia                                                                   1.4
Archstone-Smith Trust                                                                 1.4
Wachovia                                                                              1.4
Royal Bank of Canada                                                                  1.3
Southern Co.                                                                          1.3

Capital Income Builder
Investment Portfolio, October 31, 2001


                                                                                Shares or       Market
                                                                                Principal        Value
Equity Securities                                                                  Amount   (Millions)

ENERGY
OIL & GAS  -  3.44%
BP PLC (formerly BP Amoco PLC) (ADR)                                               500,000   $   24.170
ChevronTexaco Corp. (formerly Chevron Corp.)                                     1,100,000       97.405
El Paso Corp. 6.625% FELINE PRIDES                                                 100,000        3.333
convertible preferred 2002
Fortum Oyj                                                                       4,600,000       21.784
Kerr-McGee Corp.                                                                   282,800       16.289
Royal Dutch Petroleum Co. (New York registered)                                  1,105,000       55.813
"Shell" Transport and Trading Co., PLC                                           1,100,000       49.005
(New York registered)
TonenGeneral Sekiyu KK                                                           2,000,000       16.080
                                                                                                283.879

MATERIALS
CHEMICALS  -  0.62%
Dow Chemical Co.                                                                 1,550,000       51.537
CONTAINERS & PACKAGING  -  0.10%
Chesapeake Corp.                                                                   300,000        8.496
METALS & MINING  -  0.81%
Hoganas AB, Class B                                                                940,000       13.938
WMC Ltd.                                                                         4,943,800       23.220
Worthington Industries, Inc.                                                     2,261,900       29.405
PAPER & FOREST PRODUCTS  -  2.23%
Georgia-Pacific Corp., Georgia-Pacific Group                                       480,000       14.760
7.50% PEPS convertible preferred 2002, units
Holmen AB, Class B                                                                 650,000       13.969
M-real Oyj, Class B                                                              5,050,000       31.385
Norske Skogindustrier ASA, Class A                                               2,962,500       46.413
PaperlinX Ltd.                                                                   4,500,000        9.492
Rayonier Inc.                                                                      615,600       26.335
Stora Enso Oyj, Class R                                                          1,000,000       12.177
Westvaco Corp.                                                                   1,200,000       29.460
                                                                                                310.587

CAPITAL GOODS
AEROSPACE & DEFENSE  -  0.26%
RC Trust I 8.25% convertible preferred 2006, units                                 382,000       21.831
BUILDING PRODUCTS  -  0.20%
Uponor Oyj                                                                       1,111,800       16.246
ELECTRICAL EQUIPMENT  -  0.82%
Hubbell Inc., Class B                                                            2,473,000       67.562
INDUSTRIAL CONGLOMERATES  -  0.30%
Hunting PLC                                                                      4,260,000       11.479
Hutchison Delta Finance Ltd. 7.00%                                             $11,000,000       13.007
convertible debentures 2001 /1/
MACHINERY  -  0.54%
Cummins Capital Trust I 7.00%                                                      100,000        4.600
QUIPS convertible preferred 2031 /1/
IHC Caland NV                                                                      813,513       40.689
                                                                                                175.414

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  0.42%
Michael Page International PLC /2/                                              21,353,300       35.145

TRANSPORTATION
AIRLINES  -  0.40%
Qantas Airways Ltd.                                                             16,686,094       33.011
ROAD & RAIL  -  0.42%
CSX Corp.                                                                          600,000       20.220
SMRT Corp. Ltd.                                                                 34,163,000       14.244
TRANSPORTATION INFRASTRUCTURE  -  0.50%
Aurea Concesiones de Infraestructuras SA                                         1,100,000       21.779
BRISA-Auto-Estradas de Portugal, SA  /1/                                         2,170,000       19.378
                                                                                                108.632

AUTOMOBILES & COMPONENTS
AUTOMOBILES  -  0.23%
Ford Motor Co.                                                                   1,200,000       19.260

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.17%
Newell Rubbermaid Inc.                                                             500,000       13.820

MEDIA
MEDIA  -  0.15%
South China Morning Post (Holdings) Ltd.                                        23,824,000       12.600

RETAILING
SPECIALTY RETAIL  -  0.09%
DFS Furniture Co. PLC                                                            1,391,430        7.600

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING  -  0.07%
Safeway PLC                                                                      1,147,500        5.850

FOOD, BEVERAGE & TOBACCO
BEVERAGES  -  0.60%
Foster's Group Ltd.                                                             20,173,526       49.162
(formerly Foster's Brewing Group Limited)
FOOD PRODUCTS  -  2.28%
General Mills, Inc.                                                                900,000       41.328
H.J. Heinz Co.                                                                   1,800,000       76.392
Kellogg Co.                                                                        600,000       18.300
Sara Lee Corp.                                                                   2,326,500       51.858
TOBACCO  -  5.32%
Altadis SA                                                                       2,624,995       43.211
Gallaher Group PLC                                                              11,587,464       78.479
Imperial Tobacco Ltd.                                                            1,400,000       17.526
Philip Morris Companies Inc.                                                     3,715,000      173.862
R.J. Reynolds Tobacco Holdings, Inc.                                             1,450,000       81.258
UST Inc.                                                                         1,350,000       45.373
                                                                                                676.749

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.27%
WD-40 Co. /2/                                                                      979,650       22.062


BANKS
BANKS  -  14.34%
ABN AMRO Holding NV                                                                776,808       11.884
Alliance & Leicester PLC                                                           989,700       10.119
AmSouth Bancorporation                                                           1,500,000       25.935
Australia and New Zealand Banking Group Ltd.                                     2,456,986       22.065
BancWest Corp.                                                                     800,000       27.960
Bank of America Corp.                                                            1,770,000      104.412
Bank of Ireland                                                                  5,515,532       49.004
Bank of Nova Scotia                                                              4,241,600      117.199
BANK ONE CORP.                                                                   2,211,000       73.383
Barclays PLC                                                                     1,250,000       37.687
Comerica Inc.                                                                    1,500,000       69.135
Commonwealth Bank of Australia                                                   1,071,060       16.067
Hang Seng Bank Ltd.                                                              4,570,400       45.853
HSBC Holdings PLC                                                                3,637,184       39.405
Huntington Bancshares Inc.                                                         910,000       14.041
JCG Holdings Ltd.                                                               29,432,000       16.698
Lloyds TSB Group PLC                                                             2,250,000       22.743
National Australia Bank Ltd.                                                     1,436,854       22.112
National City Corp.                                                              2,625,000       69.300
Royal Bank of Canada                                                             3,650,000      107.637
United Bankshares, Inc.                                                          1,775,000       48.280
Valley National Bancorp                                                            661,500       19.772
Wachovia Corp. (merged with First Union Corp.)                                   3,998,000      114.343
Washington Mutual, Inc.                                                            750,000       22.642
Wells Fargo & Co.                                                                  568,000       22.436
Westpac Banking Corp.                                                            7,293,755       54.341
                                                                                              1,184.453

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  2.01%
ING Groep NV                                                                     2,655,300       66.344
J.P. Morgan Chase & Co.                                                          2,814,000       99.503
                                                                                                165.847

INSURANCE
INSURANCE  -  3.48%
American International Group, Inc.                                                 229,573       18.044
(formerly American General Corp.)
Irish Life & Permanent PLC                                                       8,092,500       85.768
Lincoln National Corp.                                                           1,270,000       53.784
XL Capital Ltd., Class A                                                         1,492,800      129.665
                                                                                                287.261

REAL ESTATE
REAL ESTATE  -  6.60%
AMB Property Corp.                                                               1,625,000       39.504
Apartment Investment and Management Co., Class A                                 1,175,000       49.315
Archstone-Smith Trust                                                            4,784,585      115.787
(formerly Archstone Communities Trust)
Cabot Industrial Trust                                                             535,000       12.744
Equity Residential Properties Trust                                              1,090,000       28.285
Health Care Property Investors, Inc.                                             1,545,000       57.505
HKR International Ltd.                                                          29,038,000        6.441
Hongkong Land Holdings Ltd.                                                     11,996,000       19.314
Kerry Properties Ltd.                                                           39,981,351       31.269
Kimco Realty Corp.                                                               1,361,500       66.564
Nationwide Health Properties, Inc.                                               1,400,000       27.580
ProLogis Trust                                                                     762,346       15.194
Washington Real Estate Investment Trust                                            515,900       12.459
Weingarten Realty Investors                                                      1,260,000       63.050
                                                                                                545.011

SOFTWARE & SERVICES
IT CONSULTING & SERVICES  -  0.52%
Electronic Data Systems Corp., 7.625%                                              779,500       42.717
convertible preferred 2004
TECHNOLOGY HARDWARE & EQUIPMENT
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.36%
Solectron Corp. 0% LYON convertible notes 2020                                 $65,000,000       29.553

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.86%
Hellenic Telecommunications Organization SA                                      3,500,000       56.826
SBC Communications Inc.                                                          1,400,000       53.354
Swisscom AG                                                                        251,391       69.942
Telecom Corp. of New Zealand Ltd.                                               12,240,000       23.258
WorldCom, Inc. - MCI Group                                                       2,800,000       33.180
WIRELESS TELECOMMUNICATION SERVICES  -  0.22%
AT&T Broadband 7.00% PIES convertible preferred 2002                               707,000       18.007
                                                                                                254.567

UTILITIES
ELECTRIC UTILITIES  -  10.09%
American Electric Power Co., Inc.                                                  870,000       36.453
Beijing Datang Power Generation Co. Ltd., Class H                               87,500,000       31.973
Consolidated Edison, Inc.                                                        2,110,800       83.355
Dominion Resources, Inc.                                                           250,000       15.280
Duke Energy Corp., 8.25% convertible                                             1,351,600       37.169
preferred 2004, units
GPU, Inc.                                                                          450,000       17.842
Innogy Holdings PLC                                                              2,300,000        6.851
Northeast Utilities                                                                197,400        3.484
Pinnacle West Capital Corp.                                                      2,950,000      124.342
PowerGen PLC                                                                    10,982,500      119.250
Scottish and Southern Energy PLC                                                 5,100,000       49.026
Scottish Power PLC                                                              15,631,160       89.929
Shandong International Power Development Co. Ltd.,                              93,048,000       20.758
Class H
Southern Co.                                                                     4,462,100      106.644
TXU Corp.                                                                          800,000       36.672
TXU Corp., Series C, 8.75% convertible                                           1,075,000       53.632
preferred 2004, units
GAS UTILITIES  -  1.71%
NiSource Inc.                                                                    5,928,516      140.802
NiSource, Inc. 0% convertible preferred 2004 /3/                                   330,799         .728
MULTI-UTILITIES  -  1.64%
United Utilities PLC                                                             3,930,000       35.604
Williams Companies, Inc.                                                         3,469,250      100.157
WATER UTILITIES  -  0.91%
American Water Works Co., Inc.                                                   1,850,000       75.110
                                                                                              1,185.061

MISCELLANEOUS
Other equity securities in initial period of acquisition                                        389.349

TOTAL EQUITY SECURITIES (cost: $4,694.968 million)                                            5,755.417




                                                                                Principal
Bonds & Notes                                                                      Amount

Corporate, Mortgage - & Asset-Backed Securities
A. H. Belo Corp. 7.125% 2007                                                     5,000,000        4.846
Aetna Inc.:
7.375% 2006                                                                     10,000,000       10.392
7.875% 2011                                                                      3,435,000        3.502
Airplanes Pass Through Trust: /4/
Class B, 3.275% 2019 /5/                                                        19,866,870       16.491
Class C, 8.15% 2019 /6/                                                          2,868,668        1.865
Allegiance Corp. 7.80% 2016                                                      3,000,000        3.394
American Airlines Inc., Series 2001-2,                                          10,560,000       11.107
Class B, 8.608% 2011 /1/
AOL Time Warner Inc. 6.125% 2006                                                 2,200,000        2.296
AT&T Wireless Services, Inc. 7.875% 2011                                        10,000,000       10.753
Atlas Air, Inc., Pass Through Trusts, Series 1998-1: /4/
Class B, 7.68% 2014                                                              4,648,814        4.479
Class A, 7.38% 2019                                                              3,791,480        3.780
BAE SYSTEMS 2001 Asset Trust Pass                                                7,975,908        8.303
Through Trusts, Series 2001, Class B,
7.156% 2011 /1/ /4/
Bear Stearns Commercial Mortgage Securities Inc.,                               26,666,049       28.688
Series 1999-WF2, Class A-1, 6.80% 2031 /4/
BHP Finance Ltd. 6.69% 2006                                                      6,480,000        6.882
British Telecommunications PLC 8.125% 2010                                      15,000,000       16.998
Capital One Bank 6.875% 2006                                                    10,000,000       10.103
CenturyTel, Inc., Series H, 8.375% 2010                                          8,000,000        8.858
Chase Commercial Mortgage Securities Corp., Series 2000-1,                       9,360,624       10.354
Class A-1, 7.656% 2032 /4/
Clear Channel Communications, Inc. 6.625% 2008                                   8,245,000        8.356
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A,                        10,300,000       10.969
Class A-4, 7.33% 2006 /1/  /4/
Columbia/HCA Healthcare Corp.:
6.87% 2003                                                                       4,425,000        4.514
6.91% 2005                                                                       8,595,000        8.853
7.25% 2008                                                                       5,000,000        5.200
Compaq Computer Corp. 6.20% 2003                                                14,500,000       15.000
CompuCredit Credit Card Master Note Business Trust,
Series 2001A, 2.915% 2008 /1/ /5/
Container Corp. of America 9.75% 2003                                           10,000,000        9.946
Continental Airlines, Inc.: /4/                                                  3,500,000        3.605
Series 1997-1, Class C-1, 7.42% 2007
Series 2001-1, Class B,  7.373% 2015                                             2,176,550        1.865
Series 1997-1, Class A, 7.461% 2016                                              1,000,000         .918
Series 1997-4, Class A, 6.90% 2018                                               2,681,767        2.621
Series 2000-1, Class B, 8.388% 2020                                              4,538,762        4.220
Continental Auto Receivables Owner Trust,                                        5,431,848        4.617
Series 2000-A, Class A4, 7.42% 2004 /1/  /4/                                     8,250,000        8.810
Cox Radio, Inc. 6.625% 2006
CS First Boston Mortgage Securities Corp.,                                      10,325,000       10.733
Series 1998-C1, Class C, 6.78% 2040 /4/                                          6,550,000        6.959
Dana Corp. 9.00% 2011 /1/
Delta Air Line, Inc. 1991 Equipment                                              6,200,000        5.332
Certificates Trust, Series K, 10.00% 2014 /1/  /4/                               2,000,000        1.764
Deutsche Telekom International Finance BV 7.75% 2005
Federated Department Stores, Inc. 6.625% 2011                                    5,000,000        5.405
Ford Motor Credit Co.:                                                          15,000,000       14.594
 6.875% 2006
 7.25% 2011                                                                     15,000,000       15.359
 7.375% 2011                                                                     7,000,000        7.061
Fort James Corp. 6.875% 2007                                                    15,000,000       15.275
Fox/Liberty Networks, LLC, FLN Finance, Inc. 8.875% 2007                        10,050,000        9.841
France Telecom 7.45% 2006 /1/  /5/                                               7,000,000        7.350
Gemstone Investor Limited, 7.71% 2004 /1/                                       10,000,000       10.694
General Motors Acceptance Corp.:                                                11,000,000       11.065
 6.125% 2006
 6.875% 2011                                                                    15,880,000       15.815
GMAC Commercial Mortgage Securities, Inc.,                                         600,000         .589
Series 1998-C1, Class D, 6.974% 2030 /4/                                        14,595,000       15.241
Harrah's Operating Company, Inc. 7.125% 2007 /1/
Hasbro, Inc. 7.95% 2003                                                          7,000,000        7.147
Household Finance Corp. 6.375% 2011                                             10,000,000        9.925
Humana Inc. 7.25% 2006                                                           5,000,000        5.087
J.P. Morgan Commercial Mortgage Finance Corp.,                                  10,000,000       10.374
Series 1995-C1, Class A-2, 7.445% 2010 /4/  /5/                                  2,494,201        2.527
Jet Equipment Trust, Series 1995-B,
Class C, 9.71% 2015 /1/  /4/                                                     5,000,000        3.835
Kellogg Co. 6.00% 2006
Kraft Foods Inc.:                                                                5,750,000        6.035
 4.625% 2006
 5.625% 2011                                                                     1,000,000        1.000
Lenfest Communications, Inc. 8.375% 2005                                         3,000,000        3.017
Liberty Media Corp. 7.875% 2009                                                  1,500,000        1.677
Metris Master Trust:  /1/  /4/  /5/                                             12,000,000       12.243
 Series 2000-1, Class C, 4.458% 2008
 Series 2001-3, Class C, 4.163% 2009                                            11,000,000       10.757
MGM Mirage Inc. 8.50% 2010                                                       2,500,000        2.473
Midland Cogeneration Venture LP, Secured Lease                                   5,000,000        5.024
Obligation Bonds, Series C-91, 10.33% 2002 /4/                                     815,162         .836
MMCA Auto Owner Trust: /4/
 Series 2000-2, Class B, 7.42% 2005
 Series 2001-2, Class B, 5.75% 2007                                              8,000,000        8.726
 Series 2001-3, Class B Note, 3.48% 2008 /5/                                       500,000         .517
Money Store Residential Trust 1997-1, Class M-1,                                 6,000,000        5.996
7.085% 2016 /4/                                                                 15,000,000       15.451
Monumental Global Funding Trust II,
Series 2001-A, 6.05% 2006 /1/                                                   15,000,000       15.664
Motorola, Inc.:
 6.75% 2006
 7.625% 2010                                                                     7,000,000        7.052
 8.00% 2011 /1/                                                                 13,000,000       13.147
Nabisco, Inc. 6.375% 2035 /5/                                                   15,250,000       15.333
News America Holdings Inc. 8.50% 2005                                           10,020,000       10.452
NPF XII, Inc. Health Care Receivables                                            1,000,000        1.091
Securitization Program, Class A: /1/  /4/
 Series 2001-1, 3.238% 2004 /5/
 Series 2001-3, 5.52% 2007                                                       3,000,000        3.001
PanAmSat Corp. 6.00% 2003                                                        5,000,000        5.000
Pegasus Aviation Lease Securitization: /1/  /4/                                  5,000,000        4.926
 Series 2000-1:
  Class A-1, 3.045% 2015  /5/
  Class A-2, 8.37% 2030                                                          9,028,710        8.614
 Series 2001-1, Class B-2, 7.27% 2031                                            1,000,000        1.004
Prestige Auto Receivables Trust, Series 2001-1A, Class A,                        3,915,397        3.617
5.26% 2009 /1/  /4/                                                              5,888,491        6.029
Providian Master Trust, Series 2000-3,
Class C, 7.60% 2007 /1/  /4/                                                     5,000,000        5.112
Royal Caribbean Cruises Ltd.:
 7.25% 2006
 8.75% 2011                                                                      4,500,000        3.195
Security National Mortgage Loan Trust, Series 2000-1,                            2,500,000        1.700
Class A-2, 8.75% 2024 /1/  /4/                                                   6,800,000        7.217
SocGen Real Estate Co. LLC, Series A, 7.64%
 (undated) /1/  /5/
Southwest Airlines Co. Pass Through Trusts,                                      8,000,000        8.409
Series 2001-1: /4/
  Class A-2, 5.496% 2006
  Class B, 6.126% 2006                                                           1,400,000        1.414
Starwood Asset Receivables Trust, Series 2000-1,                                 8,500,000        8.585
Class D, 3.87% 2022 /1/  /4/  /5/                                               10,000,000        9.986
Structured Asset Securities Corp., Series 1998-RF2,
Class A, 8.529% 2027 /1/  /4/  /5/                                               8,854,748        9.649
TELUS Corp.:
 7.50% 2007
 8.00% 2011                                                                        750,000         .800
Toys "R" Us, Inc. 7.625% 2011 /1/                                                1,100,000        1.198
TRW Inc.:                                                                        6,025,000        6.026
 8.75% 2006
 7.125% 2009                                                                    10,000,000       10.964
Univision Communications Inc. 7.85% 2011 /1/                                     2,000,000        1.989
Viacom Inc.:                                                                     1,500,000        1.587
 6.40% 2006
 6.625% 2011                                                                     3,000,000        3.197
Vodafone AirTouch PLC:                                                          12,800,000       13.407
 7.625% 2005
 7.75% 2010                                                                      5,000,000        5.471
Voicestream Wireless Corp., 10.375% 2009                                         5,000,000        5.605
WCG Note Trust 8.25% 2004 /1/                                                   12,950,000       14.862
Williams Companies, Inc. 7.125% 2011                                            38,000,000       39.299
Williams Holdings of Delaware, Inc.:                                            17,500,000       18.163
 6.25% 2006
 6.50% 2008                                                                     20,000,000       20.504
WMX Technologies, Inc.:                                                          2,500,000        2.511
 6.375% 2003
 7.00% 2006                                                                      2,749,000        2.873
 7.375% 2010                                                                     1,900,000        2.029
 7.10% 2026                                                                      1,000,000        1.068
World Omni Master Owner Trust, Series 2000-1, Class B,                           8,000,000        8.371
2.975% 2005 /4/  /5/                                                             6,000,000        6.000
Xerox Equipment Lease Owner Trust, Series 2001-1 ,
Class A 4.525% 2008 /1/  /4/  /5/                                                5,308,331        5.322
                                                                                                839.752
U.S. Treasuries Obligations
6.50% May 2002
10.75% May 2003                                                                100,000,000      102.578
11.125% August 2003                                                            150,000,000      169.078
11.875% November 2003                                                           90,000,000      103.627
6.50% May 2005                                                                 110,000,000      130.298
3.375% January 2007 /7/                                                          7,500,000        8.330
8.375% August 2008                                                              11,203,300       11.588
Principal Strip 0% 2008                                                         43,000,000       47.287
8.75% November 2008                                                              1,520,000        1.142
6.375% August 2027                                                             100,000,000      111.953
                                                                                 9,000,000       10.682
                                                                                                696.563

Governments & Governmental Authorities  /4/
Fannie Mae:
 6.00% 2016
 6.50% 2031                                                                     20,000,000       20.556
 7.00% 2016 - 2031                                                               7,972,115        8.196
Fannie Mae Trust, Series 2001-50, Class BA 7.00% 2041                           13,950,973       14.550
                                                                                 3,000,000        3.157
                                                                                                 46.459


TOTAL BONDS & NOTES (cost: $1,545.040 million)
                                                                                              1,582.774




Short-Term Securities                                                           Principal
                                                                                   Amount
Federal Agency Discount Notes
Fannie Mae 2.04%-3.79% due 11/1/2001-1/31/2002
Federal Home Loan Banks 2.05%-3.50% due                                        267,000,000      266.354
11/2/2001-4/19/2002                                                            134,000,000      133.367
Freddie Mac 2.05%-3.47% due 11/19/2001-1/31/2002
                                                                               184,600,000      183.999
                                                                                                583.720
Corporate Short-Term Notes
Alcoa Inc. 2.52% due 11/9/2001
BellSouth Corp. 2.20%-2.45% due 12/12/2001-2/8/2002 /1/                         25,000,000       24.984
E.W. Scripps Co. 2.25%-3.23% due 12/10/2001-1/16/2002 /1/                       50,000,000       49.800
Equilon Enterprises LLC 2.42%-2.43% due 11/13-11/28/2001                        20,000,000       19.918
Estee Lauder Companies Inc. 2.30%-2.50% due                                     25,000,000       24.960
12/14/2001-1/9/2002 /1/                                                         20,000,000       19.931
Gillette Co. 3.43% due 11/6-11/9/2001 /1/
Marsh USA Inc. 3.83% due 11/1/2001 /1/                                          33,266,000       33.241
Triple-A One Funding Corp. 2.39% due 11/20/2001 /1/                             25,000,000       24.997
Verizon Network Funding Co. 2.20%-3.33%                                         16,200,000       16.179
due 11/7-12/11/2001                                                             63,400,000       63.296
                                                                                                277.306
U.S. Treasury Securities
U.S. Treasury Bills 2.05%-3.43% due 11/8/2001-4/4/2002
                                                                                54,200,000       54.024

TOTAL SHORT-TERM SECURITIES (cost: $915.022 million)
                                                                                                915.050

TOTAL INVESTMENT SECURITIES (cost: $7,155.030 million)
Excess of cash and receivables over payables                                                  8,253.241
                                                                                                  3.697
NET ASSETS
                                                                                             $8,256.938
/1/ Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
resale to public may require registration.
/2/ The fund owns 5.69% and 6.23% of the
outstanding voting securities of Michael Page
International PLC  and WD-40 Co., respectively,
and thus are considered n affiliate as defined under the
a Investment Company Act of 1940.
/3/ Non-income-producing security.
/4/ Pass-through securities backed by a pool of
mortgages or other loans on which principal
payments are periodically made.  Therefore,
the effective maturities are shorter than
the stated maturities.
/5/ Coupon rate may change periodically.
/6/ Valued under procedures established by
the Board of Directors.
/7/ Index-linked bond whose principal amount
moves with a government retail price index.
ADR = American Depositary Receipts

See Notes to Financial Statements






Equity Securities
                                                                                  Percent
ENERGY                                                                             of Net
OIL & GAS  -  3.44%                                                                Assets
BP PLC (formerly BP Amoco PLC) (ADR)
ChevronTexaco Corp. (formerly Chevron Corp.)
El Paso Corp. 6.625% FELINE PRIDES
convertible preferred 2002                                                            .29%
Fortum Oyj                                                                            1.18
Kerr-McGee Corp.                                                                       .04
Royal Dutch Petroleum Co. (New York registered)
"Shell" Transport and Trading Co., PLC                                                 .26
(New York registered)                                                                  .20
TonenGeneral Sekiyu KK
                                                                                      1.27

MATERIALS                                                                              .20
CHEMICALS  -  0.62%                                                                   3.44
Dow Chemical Co.
CONTAINERS & PACKAGING  -  0.10%
Chesapeake Corp.
METALS & MINING  -  0.81%                                                              .62
Hoganas AB, Class B
WMC Ltd.                                                                               .10
Worthington Industries, Inc.
PAPER & FOREST PRODUCTS  -  2.23%                                                      .17
Georgia-Pacific Corp., Georgia-Pacific Group                                           .28
7.50% PEPS convertible preferred 2002, units                                           .36
Holmen AB, Class B
M-real Oyj, Class B                                                                    .18
Norske Skogindustrier ASA, Class A
PaperlinX Ltd.                                                                         .17
Rayonier Inc.                                                                          .38
Stora Enso Oyj, Class R                                                                .56
Westvaco Corp.                                                                         .11
                                                                                       .32
                                                                                       .15
CAPITAL GOODS                                                                          .36
AEROSPACE & DEFENSE  -  0.26%                                                         3.76
RC Trust I 8.25% convertible preferred 2006, units
BUILDING PRODUCTS  -  0.20%
Uponor Oyj
ELECTRICAL EQUIPMENT  -  0.82%                                                         .26
Hubbell Inc., Class B
INDUSTRIAL CONGLOMERATES  -  0.30%                                                     .20
Hunting PLC
Hutchison Delta Finance Ltd. 7.00%                                                     .82
convertible debentures 2001 /1/
MACHINERY  -  0.54%                                                                    .14
Cummins Capital Trust I 7.00%                                                          .16
QUIPS convertible preferred 2031 /1/
IHC Caland NV
                                                                                       .05

COMMERCIAL SERVICES & SUPPLIES                                                         .49
COMMERCIAL SERVICES & SUPPLIES  -  0.42%                                              2.12
Michael Page International PLC /2/

TRANSPORTATION
AIRLINES  -  0.40%                                                                     .42
Qantas Airways Ltd.
ROAD & RAIL  -  0.42%
CSX Corp.
SMRT Corp. Ltd.                                                                        .40
TRANSPORTATION INFRASTRUCTURE  -  0.50%
Aurea Concesiones de Infraestructuras SA                                               .25
BRISA-Auto-Estradas de Portugal, SA  /1/                                               .17

                                                                                       .26
AUTOMOBILES & COMPONENTS                                                               .24
AUTOMOBILES  -  0.23%                                                                 1.32
Ford Motor Co.

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.17%                                                           .23
Newell Rubbermaid Inc.

MEDIA
MEDIA  -  0.15%                                                                        .17
South China Morning Post (Holdings) Ltd.

RETAILING
SPECIALTY RETAIL  -  0.09%                                                             .15
DFS Furniture Co. PLC

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING  -  0.07%                                                        .09
Safeway PLC

FOOD, BEVERAGE & TOBACCO
BEVERAGES  -  0.60%                                                                    .07
Foster's Group Ltd.
(formerly Foster's Brewing Group Limited)
FOOD PRODUCTS  -  2.28%
General Mills, Inc.                                                                    .60
H.J. Heinz Co.
Kellogg Co.
Sara Lee Corp.                                                                         .50
TOBACCO  -  5.32%                                                                      .93
Altadis SA                                                                             .22
Gallaher Group PLC                                                                     .63
Imperial Tobacco Ltd.
Philip Morris Companies Inc.                                                           .52
R.J. Reynolds Tobacco Holdings, Inc.                                                   .95
UST Inc.                                                                               .21
                                                                                      2.11
                                                                                       .98
HOUSEHOLD & PERSONAL PRODUCTS                                                          .55
HOUSEHOLD PRODUCTS  -  0.27%                                                          8.20
WD-40 Co. /2/


BANKS                                                                                  .27
BANKS  -  14.34%
ABN AMRO Holding NV
Alliance & Leicester PLC
AmSouth Bancorporation
Australia and New Zealand Banking Group Ltd.                                           .14
BancWest Corp.                                                                         .12
Bank of America Corp.                                                                  .31
Bank of Ireland                                                                        .27
Bank of Nova Scotia                                                                    .34
BANK ONE CORP.                                                                        1.26
Barclays PLC                                                                           .59
Comerica Inc.                                                                         1.42
Commonwealth Bank of Australia                                                         .89
Hang Seng Bank Ltd.                                                                    .46
HSBC Holdings PLC                                                                      .84
Huntington Bancshares Inc.                                                             .19
JCG Holdings Ltd.                                                                      .56
Lloyds TSB Group PLC                                                                   .48
National Australia Bank Ltd.                                                           .17
National City Corp.                                                                    .20
Royal Bank of Canada                                                                   .28
United Bankshares, Inc.                                                                .27
Valley National Bancorp                                                                .84
Wachovia Corp. (merged with First Union Corp.)                                        1.30
Washington Mutual, Inc.                                                                .59
Wells Fargo & Co.                                                                      .24
Westpac Banking Corp.                                                                 1.38
                                                                                       .27
                                                                                       .27
DIVERSIFIED FINANCIALS                                                                 .66
DIVERSIFIED FINANCIALS  -  2.01%                                                     14.34
ING Groep NV
J.P. Morgan Chase & Co.

                                                                                       .80
INSURANCE                                                                             1.21
INSURANCE  -  3.48%                                                                   2.01
American International Group, Inc.
(formerly American General Corp.)
Irish Life & Permanent PLC
Lincoln National Corp.                                                                 .22
XL Capital Ltd., Class A
                                                                                      1.04
                                                                                       .65
REAL ESTATE                                                                           1.57
REAL ESTATE  -  6.60%                                                                 3.48
AMB Property Corp.
Apartment Investment and Management Co., Class A
Archstone-Smith Trust
(formerly Archstone Communities Trust)                                                 .48
Cabot Industrial Trust                                                                 .60
Equity Residential Properties Trust                                                   1.40
Health Care Property Investors, Inc.
HKR International Ltd.                                                                 .16
Hongkong Land Holdings Ltd.                                                            .34
Kerry Properties Ltd.                                                                  .70
Kimco Realty Corp.                                                                     .08
Nationwide Health Properties, Inc.                                                     .23
ProLogis Trust                                                                         .38
Washington Real Estate Investment Trust                                                .81
Weingarten Realty Investors                                                            .33
                                                                                       .18
                                                                                       .15
SOFTWARE & SERVICES                                                                    .76
IT CONSULTING & SERVICES  -  0.52%                                                    6.60
Electronic Data Systems Corp., 7.625%
convertible preferred 2004
TECHNOLOGY HARDWARE & EQUIPMENT
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.36%                                           .52
Solectron Corp. 0% LYON convertible notes 2020

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.86%                                       .36
Hellenic Telecommunications Organization SA
SBC Communications Inc.
Swisscom AG
Telecom Corp. of New Zealand Ltd.                                                      .69
WorldCom, Inc. - MCI Group                                                             .64
WIRELESS TELECOMMUNICATION SERVICES  -  0.22%                                          .85
AT&T Broadband 7.00% PIES convertible preferred 2002                                   .28
                                                                                       .40

UTILITIES                                                                              .22
ELECTRIC UTILITIES  -  10.09%                                                         3.08
American Electric Power Co., Inc.
Beijing Datang Power Generation Co. Ltd., Class H
Consolidated Edison, Inc.
Dominion Resources, Inc.                                                               .44
Duke Energy Corp., 8.25% convertible preferred 2004, units                             .39
GPU, Inc.                                                                             1.01
Innogy Holdings PLC                                                                    .19
Northeast Utilities                                                                    .45
Pinnacle West Capital Corp.                                                            .22
PowerGen PLC                                                                           .08
Scottish and Southern Energy PLC                                                       .04
Scottish Power PLC                                                                    1.51
Shandong International Power Development Co. Ltd.,                                    1.44
Class H                                                                                .59
Southern Co.                                                                          1.09
TXU Corp.                                                                              .25
TXU Corp., Series C, 8.75% convertible                                                1.29
preferred 2004, units
GAS UTILITIES  -  1.71%                                                               1.10
NiSource Inc.
NiSource, Inc. 0% convertible preferred 2004 /3/
MULTI-UTILITIES  -  1.64%
United Utilities PLC                                                                  1.71
Williams Companies, Inc.
WATER UTILITIES  -  0.91%                                                              .43
American Water Works Co., Inc.                                                        1.21

                                                                                       .91
MISCELLANEOUS                                                                        14.35
Other equity securities in initial period of acquisition

TOTAL EQUITY SECURITIES (cost: $4,694.968 million)                                    4.72

                                                                                     69.70



Bonds & Notes

Corporate, Mortgage - & Asset-Backed Securities
A. H. Belo Corp. 7.125% 2007
Aetna Inc.:
7.375% 2006                                                                            .06
7.875% 2011
Airplanes Pass Through Trust: /4/
Class B, 3.275% 2019 /5/                                                               .17
Class C, 8.15% 2019 /6/
Allegiance Corp. 7.80% 2016
American Airlines Inc., Series 2001-2, Class B, 8.608% 2011 /1/                        .22
AOL Time Warner Inc. 6.125% 2006                                                       .04
AT&T Wireless Services, Inc. 7.875% 2011                                               .13
Atlas Air, Inc., Pass Through Trusts, Series 1998-1: /4/                               .03
Class B, 7.68% 2014                                                                    .13
Class A, 7.38% 2019
BAE SYSTEMS 2001 Asset Trust Pass
Through Trusts, Series 2001, Class B, 7.156% 2011 /1/  /4/                             .10
Bear Stearns Commercial Mortgage Securities Inc.,                                      .10
Series 1999-WF2, Class A-1, 6.80% 2031 /4/
BHP Finance Ltd. 6.69% 2006                                                            .35
British Telecommunications PLC 8.125% 2010
Capital One Bank 6.875% 2006                                                           .08
CenturyTel, Inc., Series H, 8.375% 2010                                                .21
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-1, 7.656%           .12
Clear Channel Communications, Inc. 6.625% 2008                                         .11
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A,                               .13
Class A-4, 7.33% 2006 /1/  /4/                                                         .10
Columbia/HCA Healthcare Corp.:                                                         .13
6.87% 2003
6.91% 2005
7.25% 2008
Compaq Computer Corp. 6.20% 2003
CompuCredit Credit Card Master Note Business                                           .22
Trust, Series 2001A, 2.915% 2008 /1/ /5/
Container Corp. of America 9.75% 2003                                                  .18
Continental Airlines, Inc.: /4/                                                        .12
Series 1997-1, Class C-1, 7.42% 2007                                                   .04
Series 2001-1, Class B,  7.373% 2015
Series 1997-1, Class A, 7.461% 2016
Series 1997-4, Class A, 6.90% 2018
Series 2000-1, Class B, 8.388% 2020
Continental Auto Receivables Owner Trust,
Series 2000-A, Class A4, 7.42% 2004 /1/  /4/                                           .17
Cox Radio, Inc. 6.625% 2006                                                            .11
CS First Boston Mortgage Securities Corp.,
Series 1998-C1, Class C, 6.78% 2040 /4/                                                .13
Dana Corp. 9.00% 2011 /1/                                                              .08
Delta Air Line, Inc. 1991 Equipment
Certificates Trust, Series K, 10.00% 2014 /1/  /4/                                     .06
Deutsche Telekom International Finance BV 7.75% 2005                                   .02
Federated Department Stores, Inc. 6.625% 2011
Ford Motor Credit Co.:                                                                 .07
 6.875% 2006                                                                           .18
 7.25% 2011
 7.375% 2011
Fort James Corp. 6.875% 2007
Fox/Liberty Networks, LLC, FLN Finance, Inc. 8.875% 2007                               .46
France Telecom 7.45% 2006 /1/  /5/                                                     .12
Gemstone Investor Limited, 7.71% 2004 /1/                                              .09
General Motors Acceptance Corp.:                                                       .13
 6.125% 2006                                                                           .13
 6.875% 2011
GMAC Commercial Mortgage Securities, Inc.,
Series 1998-C1, Class D, 6.974% 2030 /4/                                               .20
Harrah's Operating Company, Inc. 7.125% 2007 /1/                                       .18
Hasbro, Inc. 7.95% 2003
Household Finance Corp. 6.375% 2011                                                    .09
Humana Inc. 7.25% 2006                                                                 .12
J.P. Morgan Commercial Mortgage Finance Corp.,                                         .06
Series 1995-C1, Class A-2, 7.445% 2010 /4/  /5/                                        .13
Jet Equipment Trust, Series 1995-B,                                                    .03
Class C, 9.71% 2015 /1/  /4/
Kellogg Co. 6.00% 2006                                                                 .05
Kraft Foods Inc.:
 4.625% 2006                                                                           .07
 5.625% 2011
Lenfest Communications, Inc. 8.375% 2005
Liberty Media Corp. 7.875% 2009                                                        .05
Metris Master Trust:  /1/  /4/  /5/                                                    .02
 Series 2000-1, Class C, 4.458% 2008                                                   .15
 Series 2001-3, Class C, 4.163% 2009
MGM Mirage Inc. 8.50% 2010
Midland Cogeneration Venture LP, Secured Lease                                         .16
Obligation Bonds, Series C-91, 10.33% 2002 /4/                                         .06
MMCA Auto Owner Trust: /4/                                                             .01
 Series 2000-2, Class B, 7.42% 2005
 Series 2001-2, Class B, 5.75% 2007
 Series 2001-3, Class B Note, 3.48% 2008 /5/                                           .11
Money Store Residential Trust 1997-1, Class M-1,                                       .01
7.085% 2016 /4/                                                                        .07
Monumental Global Funding Trust II,                                                    .19
Series 2001-A, 6.05% 2006 /1/
Motorola, Inc.:                                                                        .19
 6.75% 2006
 7.625% 2010
 8.00% 2011 /1/
Nabisco, Inc. 6.375% 2035 /5/
News America Holdings Inc. 8.50% 2005                                                  .43
NPF XII, Inc. Health Care Receivables                                                  .13
Securitization Program, Class A: /1/  /4/                                              .01
 Series 2001-1, 3.238% 2004 /5/
 Series 2001-3, 5.52% 2007
PanAmSat Corp. 6.00% 2003                                                              .04
Pegasus Aviation Lease Securitization: /1/  /4/                                        .06
 Series 2000-1:                                                                        .06
  Class A-1, 3.045% 2015  /5/
  Class A-2, 8.37% 2030
 Series 2001-1, Class B-2, 7.27% 2031
Prestige Auto Receivables Trust, Series 2001-1A,
Class A,  5.26% 2009 /1/  /4/                                                          .16
Providian Master Trust, Series 2000-3,                                                 .07
Class C, 7.60% 2007 /1/  /4/
Royal Caribbean Cruises Ltd.:                                                          .06
 7.25% 2006
 8.75% 2011
Security National Mortgage Loan Trust, Series 2000-1,
Class A-2, 8.75% 2024 /1/  /4/                                                         .06
SocGen Real Estate Co. LLC, Series A, 7.64%                                            .09
(undated) /1/  /5/
Southwest Airlines Co. Pass Through Trusts,
Series 2001-1: /4/                                                                     .10
  Class A-2, 5.496% 2006
  Class B, 6.126% 2006
Starwood Asset Receivables Trust, Series 2000-1,
Class D, 3.87% 2022 /1/  /4/  /5/                                                      .12
Structured Asset Securities Corp., Series 1998-RF2,                                    .12
Class A, 8.529% 2027 /1/  /4/  /5/
TELUS Corp.:                                                                           .12
 7.50% 2007
 8.00% 2011
Toys "R" Us, Inc. 7.625% 2011 /1/
TRW Inc.:                                                                              .02
 8.75% 2006                                                                            .07
 7.125% 2009
Univision Communications Inc. 7.85% 2011 /1/
Viacom Inc.:                                                                           .16
 6.40% 2006                                                                            .02
 6.625% 2011
Vodafone AirTouch PLC:
 7.625% 2005                                                                           .20
 7.75% 2010
Voicestream Wireless Corp., 10.375% 2009
WCG Note Trust 8.25% 2004 /1/                                                          .13
Williams Companies, Inc. 7.125% 2011                                                   .18
Williams Holdings of Delaware, Inc.:                                                   .48
 6.25% 2006
 6.50% 2008
WMX Technologies, Inc.:
 6.375% 2003                                                                           .50
 7.00% 2006
 7.375% 2010
 7.10% 2026
World Omni Master Owner Trust, Series 2000-1, Class B,
2.975% 2005 /4/  /5/                                                                   .18
Xerox Equipment Lease Owner Trust, Series 2001-1 ,                                     .07
Class A 4.525% 2008 /1/  /4/  /5/
                                                                                       .06
U.S. Treasuries Obligations                                                          10.17
6.50% May 2002
10.75% May 2003
11.125% August 2003
11.875% November 2003
6.50% May 2005
3.375% January 2007 /7/
8.375% August 2008
Principal Strip 0% 2008
8.75% November 2008
6.375% August 2027

                                                                                      8.44
                                                                                      8.44
Governments & Governmental Authorities  /4/
Fannie Mae:
 6.00% 2016
 6.50% 2031
 7.00% 2016 - 2031
Fannie Mae Trust, Series 2001-50, Class BA 7.00% 2041
                                                                                       .52
                                                                                       .04
                                                                                       .56

TOTAL BONDS & NOTES (cost: $1,545.040 million)

                                                                                     19.17



Short-Term Securities

Federal Agency Discount Notes
Fannie Mae 2.04%-3.79% due 11/1/2001-1/31/2002
Federal Home Loan Banks 2.05%-3.50% due
11/2/2001-4/19/2002                                                                   3.22
Freddie Mac 2.05%-3.47% due 11/19/2001-1/31/2002                                      1.62

                                                                                      2.23
Corporate Short-Term Notes                                                            7.07
Alcoa Inc. 2.52% due 11/9/2001
BellSouth Corp. 2.20%-2.45% due 12/12/2001-2/8/2002 /1/
E.W. Scripps Co. 2.25%-3.23% due 12/10/2001-1/16/2002 /1/                              .30
Equilon Enterprises LLC 2.42%-2.43% due 11/13-11/28/2001                               .60
Estee Lauder Companies Inc. 2.30%-2.50% due                                            .24
12/14/2001-1/9/2002 /1/                                                                .30
Gillette Co. 3.43% due 11/6-11/9/2001 /1/                                              .24
Marsh USA Inc. 3.83% due 11/1/2001 /1/
Triple-A One Funding Corp. 2.39% due 11/20/2001 /1/                                    .41
Verizon Network Funding Co. 2.20%-3.33%                                                .30
due 11/7-12/11/2001                                                                    .20
                                                                                       .77
U.S. Treasury Securities                                                              3.36
U.S. Treasury Bills 2.05%-3.43% due 11/8/2001-4/4/2002

                                                                                       .65
TOTAL SHORT-TERM SECURITIES (cost: $915.022 million)

                                                                                     11.08
TOTAL INVESTMENT SECURITIES (cost: $7,155.030 million)
Excess of cash and receivables over payables
                                                                                     99.95
                                                                                       .05

                                                                                    100.00%

Capital Income Builder
Financial statements

Statement of assets and liabilities
at October 31, 2001                                                       (dollars in        millions)

Assets:
Investment securities at market
(cost: $7,155.030)                                                                          $8,253.241
Cash                                                                                             1.657
Receivables for -
Sales of investments                                                          $26.909
Sales of fund's shares                                                         21.265
Dividends and interest                                                         50.872
Other                                                                            .556           99.602
                                                                                             8,354.500
Liabilities:
Payables for -
Purchases of investments                                                       38.725
Repurchases of fund's shares                                                    5.193
Dividends on fund's shares                                                     47.583
Management services                                                             2.063
Other expenses                                                                  3.998           97.562
Net assets at October 31, 2001                                                              $8,256.938

Total authorized capital stock -
400,000,000 shares, $.01 par value
Class A shares:
Net assets                                                                                  $8,056.795
Shares outstanding                                                                         183,947,803
Net asset value per share                                                                       $43.80
Class B shares:
Net assets                                                                                    $117.853
Shares outstanding                                                                           2,690,722
Net asset value per share                                                                       $43.80
Class C shares:
Net assets                                                                                     $65.526
Shares outstanding                                                                           1,496,057
Net asset value per share                                                                       $43.80
Class F shares:
Net assets                                                                                     $16.764
Shares outstanding                                                                             382,730
Net asset value per share                                                                       $43.80


See notes to financial statements

Statement of operations
for the year ended October 31, 2001                                       (dollars in        millions)
Investment income:
Income:
Dividends                                                                    $228.548
Interest                                                                      167.394         $395.942

Expenses:
Management services fee                                                        25.719
Distribution expenses - Class A                                                18.965
Distribution expenses - Class B                                                  .585
Distribution expenses - Class C                                                  .172
Distribution expenses - Class F                                                  .009
Transfer agent fee - Class A                                                    4.874
Transfer agent fee - Class B                                                     .041
Administrative services fees - Class C                                           .044
Administrative services fees - Class F                                           .010
Reports to shareholders                                                          .251
Registration statement and prospectus                                            .233
Postage, stationery and supplies                                                 .758
Directors' fees                                                                  .136
Auditing and legal fees                                                          .064
Custodian fee                                                                    .885
Taxes other than federal income tax                                              .094
Other expenses                                                                   .040           52.880
Net investment income                                                                         $343.062

Realized gain and unrealized
depreciation on investments:
Net realized gain                                                                              264.462
Net unrealized depreciation on investment                                                      (72.028)
Net realized gain and
unrealized depreciation on investments                                                         192.434
Net increase in net assets resulting
from operations                                                                               $535.496


See notes to financial statements

Statement of changes in net assets                                        (dollars in        millions)
                                                                           Year Ended          October
                                                                                  2001             2000
Operations:
Net investment income                                                        $343.062         $359.132
Net realized gain on investments                                              264.462          236.081
Net unrealized depreciation
on investments                                                                (72.028)        (232.473)
Net increase in net assets
resulting from operations                                                     535.496          362.740
Dividends and distributions paid to
shareholders:
Dividends from net investment income:
Class A                                                                       (364.69)        (344.133)
Class B                                                                         (2.27)           (0.21)
Class C                                                                         (0.66)               -
Class F                                                                         (0.17)               -
Distributions from net realized
gain on investments:
Class A                                                                       (157.10)        (294.288)
Class B                                                                         (0.48)               -
  Total dividends and distributions                                           (525.36)        (638.631)

Capital share transactions:
  Proceeds from shares sold                                                 1,225.149          529.464
  Proceeds from shares issued in reinvestment
of net investment income dividends and
distributions of net realized gain on investments                             450.844          580.245
  Cost of shares repurchased                                                 (815.674)      (2,220.107)
Net increase (decrease) in net assets resulting
  from capital share transactions                                             860.319       (1,110.398)
  Total increase (decrease) in net assets                                     870.454       (1,386.289)

Net assets:
  Beginning of year                                                         7,386.484        8,772.773
  End of year (including distributions in excess of
net investment income and undistributed net
investment income: $(9.085) and $18.160, respectively)                     $8,256.938       $7,386.484


See notes to financial statements

              Capital Income Builder

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discounts on fixed-income securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition. The fund does not amortize premiums on fixed-income securities.

On November 1, 2001, the fund will begin amortizing market premiums and discounts on fixed-income securities daily over the expected life of fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value but will result in changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. These adjustments will be based on the fixed-income securities held by the fund on November 1, 2001. Because the fund determines its required distributions under federal income tax laws, adoption of this principle will not affect the amount of distributions paid to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily from net investment income. Distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 2001, non-U.S. taxes paid were $8,541,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $688,000 for the year ended October 31, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of October 31, 2001, the cost of investment securities for federal income tax reporting purposes was $7,155,815,000. Net unrealized appreciation on investments aggregated $1,097,426,000; $1,231,210,000 related to appreciated securities and $133,784,000 related to depreciated securities. For the year ended October 31, 2001, the fund realized tax basis net capital gains of $264,119,000. Net gains related to non-U.S. currency and other transactions of $1,128,000 were treated as an adjustment to ordinary income for federal income tax purposes. Other capital losses of $785,000 were deferred for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $25,719,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.240% per annum of the first $1 billion of net assets decreasing to 0.150% of such assets in excess of $8 billion. The agreement also provides for monthly fees, accrued daily, of 3% of the fund's monthly gross investment income. For the year ended October 31, 2001, the management services fee was equivalent to an annualized rate of 0.325% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended October 31, 2001, aggregate distribution expenses were $18,965,000, equivalent to an annualized rate of 0.24% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended October 31, 2001, aggregate distribution expenses were $585,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended October 31, 2001, aggregate distribution expenses were $172,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended October 31, 2001, aggregate distribution expenses were $9,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of October 31, 2001, aggregate distribution expenses payable to AFD were $3,049,000.

AFD received $3,779,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended October 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $4,915,000 was incurred during the year ended October 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of October 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $407,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended October 31, 2001, total fees under the agreement were $54,000. As of October 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $11,000.

DEFERRED DIRECTORS'FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of October 31, 2001, the cumulative amount of these liabilities was $377,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities of $3,091,781,000 and $2,345,988,000, respectively, during the year ended October 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended October 31, 2001, the custodian fee of $885,000 includes $108,000 that was paid by these credits rather than in cash.

For the year ended October 31, 2001, the fund reclassified $2,518,000 from undistributed net investment income to undistributed net realized gains; and reclassified $94,947,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of October 31, 2001, net assets consisted of the following:

<s>                                                                                (dollars in millions)
Capital paid in on shares of capital stock                                                    $6,936.514
Distributions in excess of net investment income                                                  (9.085)
Undistributed net realized gain                                                                  231.309
Net unrealized appreciation                                                                    1,098.200
Net assets                                                                                    $8,256.938

Capital share transactions in the fund were as follows:

                                                                               Year Ended October 2001
                                                                                     Amount (Millions)
Class A Shares:
  Sold                                                                           $           1,034.028
  Reinvestment of dividends and distributions                                                  448.473
  Repurchased                                                                                 (807.473)
   Net increase (decrease) in Class A                                                          675.028
Class B Shares: /1/
  Sold                                                                                         104.283
  Reinvestment of dividends and distributions                                                    1.959
  Repurchased                                                                                   (5.014)
   Net increase in Class B                                                                     101.228
Class C Shares: /2/
  Sold                                                                                          67.893
  Reinvestment of dividends and distributions                                                     .338
  Repurchased                                                                                   (1.274)
   Net increase in Class C                                                                      66.957
Class F Shares: /2/
  Sold                                                                                          18.945
  Reinvestment of dividends and distributions                                                     .074
  Repurchased                                                                                   (1.913)
   Net increase in Class F                                                                      17.106
Total net increase (decrease) in fund                                            $             860.319

/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not
offered before March 15, 2001.

                                                                               Year Ended October 2001
                                                                                                Shares

Class A Shares:                                                                             23,199,484
  Sold                                                                                      10,317,626
  Reinvestment of dividends and distributions                                              (18,202,942)
  Repurchased                                                                               15,314,168
   Net increase (decrease) in Class A
Class B Shares: /1/                                                                          2,335,543
  Sold                                                                                          45,074
  Reinvestment of dividends and distributions                                                 (113,381)
  Repurchased                                                                                2,267,236
   Net increase in Class B
Class C Shares: /2/                                                                          1,517,329
  Sold                                                                                           7,848
  Reinvestment of dividends and distributions                                                  (29,120)
  Repurchased                                                                                1,496,057
   Net increase in Class C
Class F Shares: /2/                                                                            423,905
  Sold                                                                                           1,718
  Reinvestment of dividends and distributions                                                  (42,893)
  Repurchased                                                                                  382,730
   Net increase in Class F                                                                  19,460,191
Total net increase (decrease) in fund
/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not
offered before March 15, 2001.
                                                                                     Amount (Millions)

Class A Shares:                                                                  $             511.386
  Sold                                                                                         580.132
  Reinvestment of dividends and distributions                                               (2,219.953)
  Repurchased                                                                               (1,128.435)
  Net increase (decrease) in Class A
Class B Shares: /1/                                                                             18.078
  Sold                                                                                            .113
  Reinvestment of dividends and distributions                                                    (.154)
  Repurchased                                                                                   18.037
   Net increase in Class B
Class C Shares: /2/                                                                                -
  Sold                                                                                             -
  Reinvestment of dividends and distributions                                                      -
  Repurchased                                                                                      -
  Net increase in Class C
Class F Shares: /2/                                                                                -
  Sold                                                                                             -
  Reinvestment of dividends and distributions                                                      -
  Repurchased                                                                                      -
  Net increase in Class F                                                        $          (1,110.398)
Total net increase (decrease) in fund
/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not                                                         Shares
offered before March 15, 2001.


Class A Shares:                                                                             12,051,067
  Sold                                                                                      13,874,734
  Reinvestment of dividends and distributions                                              (52,677,443)
  Repurchased                                                                              (26,751,642)
  Net increase (decrease) in Class A
Class B Shares: /1/                                                                            424,465
  Sold                                                                                           2,630
  Reinvestment of dividends and distributions                                                   (3,609)
  Repurchased                                                                                  423,486
  Net increase in Class B
Class C Shares: /2/                                                                                -
  Sold                                                                                             -
  Reinvestment of dividends and distributions                                                      -
  Repurchased                                                                                      -
  Net increase in Class C
Class F Shares: /2/                                                                                -
  Sold                                                                                             -
  Reinvestment of dividends and distributions                                                      -
  Repurchased                                                                                      -
  Net increase in Class F                                                                  (26,328,156)
Total net increase (decrease) in fund
/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not
offered before March 15, 2001.

Per-share data and ratios

                                                                               Class A      Year Ended

                                                                                   2001            2000
Net asset value, beginning of year                                              $43.69          $44.90

Income from investment operations :
Net investment income                                                             1.94            1.99

Net gains (losses) on securities                                                  1.19             .26
(both realized and unrealized)
 Total from investment operations                                                 3.13            2.25

Less distributions :
Dividends (from net investment income)                                           (2.08)          (1.92)

Distributions (from capital gains)                                                (.94)          (1.54)

Total distributions                                                              (3.02)          (3.46)

Net asset value, end of year                                                    $43.80          $43.69

Total return (2)                                                                  7.39%           5.55%

Ratios/supplemental data:

Net assets, end of year (in millions)                                           $8,057          $7,368

Ratio of expenses to average net assets                                            .66%            .67%

Ratio of net income to average net assets                                         4.36%           4.67%

                                                                                              Class  B
                                                                                  Year
                                                                                 ended     March 15 to
                                                                          October 31,     October 31,
                                                                                  2001        2000 (3)
Net asset value, beginning of period                                            $43.69          $40.33

Income from investment operations :
  Net investment income (1)                                                       1.60             .96

Net gains (losses) on securities                                                  1.19            3.44
(both realized and unrealized) (1)
Total from investment operations                                                  2.79            4.40

Less distributions :
Dividends (from net investment income)                                           (1.74)          (1.04)

Distributions (from capital gains)                                                (.94)              -

Total distributions                                                              (2.68)          (1.04)

Net asset value, end of period                                                  $43.80          $43.69

Total return (2)                                                                  6.55%          10.97%

Ratios/supplemental data:

Net assets, end of period (in millions)                                           $118             $18

Ratio of expenses to average net assets                                           1.41%           1.44%

Ratio of net income to average net assets                                         3.35%           3.90%


Supplemental data - all classes

                                                                           Year Ended            31-Oct
                                                                                   2001            2000
Portfolio turnover rate                                                          36.60%          41.37%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year
(unless otherwise noted).
4) Annualized.




Net asset value, beginning of year                                          October 31

Income from investment operations :                                                1999            1998
Net investment income                                                           $48.40          $46.14

Net gains (losses) on securities
(both realized and unrealized)                                                    1.93            2.09
 Total from investment operations
                                                                                  (.70)           3.87
Less distributions :
Dividends (from net investment income)                                            1.23            5.96

Distributions (from capital gains)
                                                                                 (1.92)          (2.09)
Total distributions
                                                                                 (2.81)          (1.61)
Net asset value, end of year
                                                                                 (4.73)          (3.70)
Total return (2)
                                                                                $44.90          $48.40
Ratios/supplemental data:
                                                                                  2.53%          13.33%
Net assets, end of year (in millions)

Ratio of expenses to average net assets
                                                                                $8,773          $8,747
Ratio of net income to average net assets
                                                                                   .64%            .64%

                                                                                  4.15%           4.35%

                                                                              Class  C        Class  F

Net asset value, beginning of period                                       March 15 to     March 15 to
                                                                          October 31,     October 31,
Income from investment operations :                                           2001 (3)        2001 (3)
  Net investment income (1)                                                     $44.15          $44.15

Net gains (losses) on securities
(both realized and unrealized) (1)                                                 .81             .99
Total from investment operations
                                                                                  (.14)           (.14)
Less distributions :
Dividends (from net investment income)                                             .67             .85

Distributions (from capital gains)
                                                                                 (1.02)          (1.20)
Total distributions
                                                                                     -               -
Net asset value, end of period
                                                                                 (1.02)          (1.20)
Total return (2)
                                                                                $43.80          $43.80
Ratios/supplemental data:
                                                                                  1.52%           1.94%
Net assets, end of period (in millions)

Ratio of expenses to average net assets
                                                                                   $65             $17
Ratio of net income to average net assets
                                                                                  1.51%            .80%

Supplemental data - all classes                                                   2.98%           3.70%



Portfolio turnover rate

                                                                                   1999            1998
                                                                                 20.56%          24.38%


Net asset value, beginning of year                                                 1997
                                                                                $39.70
Income from investment operations :
Net investment income
                                                                                  1.74
Net gains (losses) on securities
(both realized and unrealized)                                                    7.20
 Total from investment operations
                                                                                  8.94
Less distributions :
Dividends (from net investment income)
                                                                                 (1.77)
Distributions (from capital gains)
                                                                                  (.73)
Total distributions
                                                                                 (2.50)
Net asset value, end of year
                                                                                $46.14
Total return (2)
                                                                                 23.16%
Ratios/supplemental data:

Net assets, end of year (in millions)
                                                                                $7,301
Ratio of expenses to average net assets
                                                                                   .65%
Ratio of net income to average net assets
                                                                                  4.04%


                                                                                   1997
                                                                                 27.65%

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital Income Builder (the "Fund") at October 31, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for the each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
November 30, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended October 31, 2001, the fund paid a long-term capital gain distribution of $157,572,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 31% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 13% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


Other share class results (unaudited)

Class B, Class C and Class F

Returns for periods ended September 30, 2001 (the most recent calendar quarter):
                                       One year     Life of class
Class B shares
Reflecting applicable contingent deferred
sales charge (CDSC), maximum of 5%, payable
only if shares are sold within six years
of purchase                               +0.94%       +8.54%/1/
Not reflecting CDSC                       +5.93%       +11.00%/1/
Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of
purchase                                  N/A          -0.10%/2/
Not reflecting CDSC                       N/A          +0.89%/2/
Class F shares
Not reflecting annual asset-based fee
charged by sponsoring firm                N/A          +1.25%/2/

/1/ Average annual compound return from March 15, 2000, when Class B shares first became available.

/2/ Total return from March 15, 2001, when Class C and Class F shares first became available.


BOARD OF DIRECTORS

H. FREDERICK CHRISTIE,
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director, Capital
Research and Management Company

MARY MYERS KAUPPILA, Boston, Massachusetts
Private investor; Chairman of the Board, Ladera
Management Company; former owner and
President, Energy Investment, Inc.

JAMES B. LOVELACE, Los Angeles, California
President and Principal Executive Officer of the fund
Senior Vice President, Capital Research
and Management Company

JON B. LOVELACE, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman Emeritus, Capital Research and
Management Company

GAIL L. NEALE, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President
of the Salzburg Seminar

ROBERT J. O'NEILL, PH.D.,
Rylstone, New South Wales, Australia
Chairman of the Council, Australian Strategic
Policy Institute; Adjunct Professor in Strategic and Defense Studies Center, Australian National
University; former Chichele Professor of the History of War; former Fellow of All Souls College,
University of Oxford

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief
Executive Officer, Ford Motor Company

STEFANIE POWERS, Beverly Hills, California
Actor; Founder and President, The William Holden
Wildlife Foundation

FRANK STANTON, New York, New York
Retired; former President, CBS Inc. (1946-1973)

CHARLES WOLF, JR., PH.D., Santa Monica, California
Senior Economic Adviser and Corporate Fellow in
International Economics, The RAND Corporation;
Dean, The RAND Graduate School


OTHER OFFICERS

CATHERINE M. WARD, Los Angeles, California
Executive Vice President of the fund
Senior Vice President and Director, Capital
Research and Management Company

JOYCE E. GORDON, Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research Company

JANET A. MCKINLEY, New York, New York
Senior Vice President of the fund
Director, Capital Research
and Management Company

DARCY B. KOPCHO, Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

STEVEN T. WATSON, Hong Kong
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management
Group, Capital Research
and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research
and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065
P.O. Box 659522
San Antonio, TX 78265-9522
P.O. Box 6007
Indianapolis, IN 46206-6007
P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers llp
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(sm)]

WHAT MAKES
AMERICAN FUNDS
DIFFERENT?

Each of our funds is built on a
tradition spanning seven decades
of investing. No matter which of the
American Funds you may own, you
can rest assured that your fund will
follow these time-tested approaches
to investing your money.

- A LONG-TERM, VALUE-ORIENTED APPROACH
- AN UNPARALLELED GLOBAL RESEARCH EFFORT
- A UNIQUE METHOD OF PORTFOLIO MANAGEMENT
- EXPERIENCED INVESTMENT PROFESSIONALS
- A COMMITMENT TO LOW OPERATING EXPENSES

HERE ARE THE 29 AMERICAN FUNDS:

- GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(sm)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
 The Income Fund of America(r)

- Balanced fund
 EMPHASIS ON LONG-TERM GROWTH AND CURRENT INCOME THROUGH STOCKS AND BONDS American Balanced Fund(r)

- BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S. Treasury Money Fund of America(sm)

Printed on recycled paper

Litho in USA DD/CG/5365
Lit. No. CIB-011-1201


THE CAPITAL GROUP COMPANIES
Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds